                                     OPPENHEIMER GOLD & SPECIAL MINERALS FUND
                                      Supplement dated October 7, 2002 to the
                                        Statement of Additional Information
                                               dated August 23, 2002

The Statement of Additional Information is changed as follows:

1.       The section  captioned " Additional  Information  About the Fund - The Custodian" on page 68 is revised by replacing the first  sentence of the paragraph  with the  following:  "Citibank,  N.A. is the custodian of the
     Fund's assets."

2.       The section captioned "Custodian Bank" on the back cover is replaced with the following:

                  Citibank, N.A.
                  111 Wall Street
                  New York, New York 10005

October 7, 2002                                                                 410PX011